U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 18, 2008

NUCLEAR SOLUTIONS, INC.
(Exact Name of registrant as specified in its Charter)

Nevada	0-31959	88-0433815
(State of Incorporation)	Commission File No.	(IRS Employer Identification No.)

5505 Connecticut Ave., N.W. Ste.191, Washington,D.C.	20015
(Address of principal executive offices)	Zip Code)

Registrant’s telephone number,	(202) 787 - 1951

(Registrant’s former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

The matters discussed in the attached press release contain forward-looking statements that involve a number of risks and uncertainties such as our plans, objectives, expectations, and intentions. You can identify these forward-looking statements by our use of words such as “Believes,” and “would be received” or other similar words or phrases.

With regards to forward-looking statements concerning the expression of interest from Inter Americas, Inc.(IA) to purchase all of the common stock of the company through a Tender Offer or any other such instrument. No assurance can be given by the company as to when or if Inter Americas, Inc. will file a Tender Offer Statement Under Section 14(d)(1) or 13(e)(1) of the Securities Exchange Act of 1934. Furthermore, the company cannot guarantee that the terms of such a contemplated transaction will be acceptable to the shareholders of the company and/or that even if a transaction is approved and agreed to, that funding to complete the transaction is guaranteed under all circumstances. The opinions and discussions herein are subject to the best available data and information available at the time of publication. New data and information could be obtained at any time which may render previous opinions and discussions obsolete or irrelevant or outdated. The data and information used in forming this communication was obtained on a best-efforts basis. While management believes that IA has or can acquire the resources required to fund the contemplated transaction, no guarantee can be made by management concerning the efforts of third parties.

Item 7.01 Regulation FD Disclosure

On January 18, 2008, we issued a press release summarizing the contents of a letter from the Company to Inter-Americas, Inc. The letter sets forth the Company’s initial response to the Inter-Americas, Inc. letter dated December 21, 2007. We disclosed that letter in a Current Report we filed on December 26, 2007. A copy of the press release is attached as Exhibit 99.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as will be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 will not be deemed an admission of materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits

(c) Index to Exhibits.

Exhibit Number	Description

99	Press Release dated January 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuclear Solutions, Inc.
Dated: January 18, 2008
By: /s/ Patrick Herda
Name: Patrick Herda
Title: President

Exhibit 99
Press Release dated
January 18, 2006